Related party transactions	9 Months Ended
Sep. 30, 2021
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Francis Davidson Promissory Note
In November 2019, Sonder granted Mr. Davidson, its CEO, the ability to purchase 5,613,290 shares of common stock for an aggregate exercise price of $24.6 million, all of which Mr. Davidson exercised in December 2019 with a full recourse promissory note payable to Sonder. As of September 30, 2021 and December 31, 2020, the aggregate borrowings outstanding under the note, including interest, were $25.6 million and $25.2 million, respectively. The aggregate outstanding principal amount and interest under the loan shall be repaid in full prior to the consummation of the Business Combination. See Note 12. Stockholders’ Deficit for details.
2021 Convertible Promissory Notes
In March 2021, Sonder issued the Sonder Convertible Notes in an aggregate principal amount of $165 million to certain investors in exchange for Sonder’s agreement to issue the investors shares of its capital stock upon the occurrence of certain events described in the Note Purchase Agreement dated March 12, 2021. Sonder’s investors and their affiliates hold $43.3 million of the Sonder Convertible Notes. The Sonder Convertible Notes will automatically convert into shares of Sonder Common Stock immediately prior to the consummation of the Business Combination. See Note 5. Debt for details of the transaction.
Related party transactions
Francis Davidson Promissory Note
In November 2019, Sonder granted Mr. Davidson, its CEO, the ability to purchase 5,613,290 shares of common stock for an aggregate exercise price of $24.6 million with a full recourse promissory note payable to Sonder. Refer to Note 14. Stockholders’ Deficit for details